EXHIBIT 10.1

                            SECTION 906 CERTIFICATION

           (pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

         In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2002 of Elbit Medical Imaging Ltd. (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I, Shimon Yitzhaki, President and Chief Financial Officer of the Company, certify, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   By: /s/ Shimon Yitzhaki
                                       ----------------------------------
                                   Name: Shimon Yitzhaki
                                   Title: President, Chief Financial Officer and Director
                                   Date: June 30, 2003

         A signed original of this written statement required by Section 906 has been provided to Elbit Medical Imaging Ltd. and will be retained by Elbit Medical Imaging Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.